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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 3, 2003
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                          Crowley Maritime Corporation
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             (Exact name of registrant as specified in its charter)




              Delaware                  000-49717                 94-3148464
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    (State or other jurisdiction      (Commission File          (IRS Employer
          of incorporation)               Number)            Identification No.)


155 Grand Avenue, Oakland, California                                94612
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (510) 251-7500
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                                  Inapplicable
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          (Former name or former address if changed since last report)






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Item 9.           Regulation FD Disclosure.

            The following information is being furnished pursuant to Item 9 of Form 8-K and Regulation FD:

         On November 20, 2003, a lawsuit was filed in the Superior Court for the State of Alaska, Second Judicial District at Nome, against the registrant, its wholly owned subsidiary, Crowley Marine Services, Inc. ("CMS"), Yukon Fuel Company ("Yukon") and Northland Holdings, Inc. ("Northland") by the Alaska Village Electric Cooperative, Inc., the INN Electric Cooperative, Inc., the Kotzebue Electric Association, Inc., the Naknek Electric Association, Inc., the City of Nome d/b/a Nome Joint Utility System, Nushagak Electric & Telephone Cooperative, Inc., and the Unalakleet Valley Electric Cooperative. The complaint in this litigation alleges violations or threatened violations by defendants of Alaska's antitrust and unfair trade practices statutes in connection with a possible acquisition of Yukon's diesel fuel distribution business in rural Alaska by the registrant and CMS. Plaintiffs in this litigation are seeking declaratory and injunctive relief which would prevent completion of any such transaction. The registrant believes that the lawsuit is without merit and intends to oppose this action. The Company has no present intention of closing prior to the conclusion of the litigation but reserves the right to do so subject to other conditions in any applicable definitive agreement and any other applicable legal constraints. Any such transaction also remains subject to, among other things, the negotiation, execution and delivery of a definitive acquisition agreement, completion by the registrant of its due diligence investigation, approval of such agreement by the board of directors of the registrant, receipt of necessary consents from certain lenders to the registrant, and the parties' joint determination that such a transaction could be effected in compliance with all applicable laws.

         The foregoing disclosure contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to meaningful risks and uncertainties, including the material factors that are disclosed from time to time in the registrant's public filings with the United States Securities and Exchange Commission, such as its reports on Forms 8-K, 10-Q and 10-K . These statements are based on current expectations and assumptions which management believes are reasonable and on information currently available to management. All such forward-looking statements are current only as of the date on which such statements were made. The registrant does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CROWLEY MARITIME CORPORATION



                                      By: /s/ Richard L. Swinton
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                                              Richard L. Swinton, Vice
                                              President, Tax & Audit

Dated:  December 3, 2003